EXHIBIT 23.3


                           CONSENT OF INDEPENDENT AUDITORS


     We consent to the use in this Registration Statement on Form SB-2 of Medley Credit Acceptance Corp. of our report dated March 31, 1997, except for Note 10 and Note 18 as to which the date is September 25, 1997, appearing in the Prospectus, which is part of this Registration Statement.


     We also consent to the reference to us as "Experts" in such Prospectus.





                                             Daszkal, Bolton & Manela




     Boca Raton, Florida
     December 17, 1997